Grant Park Fund

Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • August 2012



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: August 2012

Currencies: The euro rallied against counterparts as the European Central Bank indicated it had new plans to buy Spanish and Italian bonds in order to aid the ailing economies. In the U.S., the dollar finished lower as optimism about Europe caused investors to liquidate dollar-denominated assets. The Australian dollar also weakened on speculation the Reserve Bank of Australia would cut interest rates in the near future.

Energy: Crude oil markets rallied nearly 10% as hurricane activity in the Gulf of Mexico threatened energy supplies. The U.S. Energy Information Administration reported a decline in U.S. crude oil inventories, which also had a bullish effect on prices. Natural gas markets fell as energy demand needed for cooling fell as the widespread heat waves began to subside.

Equities: Global equity markets and investor confidence generally rose based on optimism surrounding quantitative easing. Bullish economic data in the U.S., including retail sales and housing, also supported global share prices.

Fixed Income: U.S. Treasury markets registered mixed results. In anticipation of new U.S. Federal Reserve bond-buying initiatives, investors expanded their fixed-income exposure, which drove prices higher. Gains were offset, however, as rallies in the equity markets and improving investor confidence caused investors to refocus towards riskier assets.

Grains/Foods: Soybean markets continued their uptrend on speculation the current droughts have had a worse-than-expected impact on crops. Cocoa markets registered a near 12% gain as ongoing civil unrest and dry weather in the Ivory Coast supported prices. Sugar prices declined as improved weather conditions in Brazil supported production.

Metals: Metals markets generally rose as investors anticipated the announcement of new stimulus initiatives by the U.S. Federal Reserve. In the precious metals markets, investors built dollar-hedging gold positions, which drove prices higher. Base metals prices were supported by hopes economic stimulus would boost industrial demand.

A Units (Closed to New Investment)

2000	2001	2002	2003	2004	2005	2006	2007
11.0%	7.0%	15.3%	20.0%	-7.6%	-3.4%	9.1%	12.6%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	**-9.2%**
2010	-8.0%	0.6%	4.1%	1.8%	-3.8%	-0.2%	-1.7%	2.8%	3.2%	4.3%	-2.6%	4.6%	**4.5%**
2011	-0.5%	2.3%	-2.5%	3.8%	-6.9%	-3.8%	3.0%	-1.8%	-1.6%	-4.5%	-0.6%	0.0%	**-13.0%**
2012	0.0%	0.8%	-2.2%	0.0%	6.2%	-4.9%	3.6%	-1.3%					**1.8%**

B Units (Closed to New Investment)

2003	2004	2005	2006	2007
7.7%	-8.4%	-4.3%	8.3%	11.8%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	**-9.9%**
2010	-8.0%	0.6%	4.0%	1.7%	-3.9%	-0.3%	-1.7%	2.7%	3.2%	4.3%	-2.6%	4.5%	**3.8%**
2011	-0.6%	2.2%	-2.5%	3.7%	-7.0%	-3.8%	3.0%	-1.9%	-1.7%	-4.6%	-0.6%	-0.1%	**-13.5%**
2012	-0.1%	0.7%	-2.3%	-0.1%	6.1%	-4.9%	3.5%	-1.4%					**1.3%**

Legacy 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-1.6%	1.6%	-3.1%	-1.1%	1.3%	1.2%	-2.4%	4.0%	-3.2%	**-3.6%**
2010	-7.8%	0.8%	4.1%	1.7%	-3.5%	-0.1%	-1.5%	2.8%	3.2%	4.3%	-2.3%	4.6%	**5.7%**
2011	-0.4%	2.3%	-2.2%	3.8%	-6.6%	-3.7%	3.2%	-1.7%	-1.6%	-4.4%	-0.4%	0.1%	**-11.4%**
2012	0.2%	1.0%	-2.0%	0.2%	6.2%	-4.6%	3.7%	-1.1%					**3.1%**

Global 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.3%	2.0%	-3.2%	-1.3%	1.1%	1.1%	-3.2%	3.6%	-4.2%	**-4.6%**
2010	-7.8%	0.7%	3.6%	1.5%	-2.2%	0.3%	-2.5%	2.7%	1.9%	3.7%	-2.2%	3.6%	**2.6%**
2011	-0.8%	2.0%	-1.9%	2.9%	-6.5%	-3.4%	3.1%	-1.3%	-1.4%	-4.0%	-0.4%	0.0%	**-11.4%**
2012	0.4%	0.9%	-2.0%	0.3%	6.3%	-4.6%	3.8%	-1.2%					**3.6%**

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	**-6.0%**
2010	-8.0%	0.5%	3.4%	1.3%	-2.4%	0.1%	-2.7%	2.5%	1.8%	3.5%	-2.3%	3.4%	**0.7%**
2011	-0.9%	1.8%	-2.0%	2.8%	-6.7%	-3.5%	2.9%	-1.4%	-1.5%	-4.2%	-0.6%	-0.1%	**-13.0%**
2012	0.2%	0.8%	-2.1%	0.1%	6.2%	-4.7%	3.7%	-1.3%					**2.4%**

A, B and Legacy Units

Trading Performance by Sector


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
August
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
22%	12%	27%	17%	15%	7%

Sector Positions at Month-End


09/11
10/11
11/11
12/11
01/12
02/12
03/12
04/12
05/12
06/12
07/12
08/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
August
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
22%	11%	28%	17%	15%	7%

Sector Positions at Month-End


09/11
10/11
11/11
12/11
01/12
02/12
03/12
04/12
05/12
06/12
07/12
08/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Legacy Units	Global Units		A and B Units
Class	2	2	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	5.92%	5.23%	7.41%	
Redemptions	Monthly after 90 days	Monthly after 90 days	Monthly after 90 days	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - August 2012	
Total Fund Assets (A,B, Legacy, Global)	$726M
12-Month Return	-5.0%
Average 12-Month Return	17.1%
36-Month Cumulative Return	-8.3%
60-Month Cumulative Return	15.2%
Compounded Annualized ROR	12.7%
3-Year Compounded Annualized ROR	-2.9%
5-Year Compounded Annualized ROR	2.9%
10-Year Compounded Annualized ROR	2.8%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (1/09 - 4/12)	-18.7%
Average 1-month Gain	6.5%
Average 1-month Loss	-4.2%
# of Winning Months	147
# of Losing Months	137

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2002 - June 2012		
↑↓	Moved in Opposite Directions	46% 55 of 120 months
↑↑	Positive Results for Both	33% 40 of 120 months
↓↓	Negative Results for Both	21% 25 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.